                                                                    EXHIBIT 99.2
Medallion Account(SM) Agreement                                            [440]

THIS IS AN UPDATE TO AN EXISTING MEDALLION ACCOUNT, PLEASE CHECK THIS BOX [ ]

ACCOUNT REGISTRATION [ ] Corporate                 [x] Partnership LLC                       [ ] Pension or Profit-sharing Plan
                     [ ] Non-Corporate/Non-Profit  [ ] Estate (Certificate of Qualification      (IRAs, KEOGHS and ESOPs are not
                     [ ] Trust                         must be attached / Affidavit of            eligible)
                     [ ] Investment Club               Domicile must be provided)                CHECK ONE [ ] Trustee Directed
                         (Partnership or Corporate                                                         [ ] Prototype
                          only)                                                                            [ ] Participant Directed
                     ---------------------------------------------------------------------------------------------------------------
TITLE OF ACCOUNT     NAME
                          BERTHEL SBIC, LLC
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     NAME
                          FIRM INV SAVINGS 1
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     NAME
                          ATTN   Connie Eicher
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     STREET ADDRESS (CAN NOT BE A P.O. BOX)
                          701 TAMA STREET
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
                     CITY                                                  STATE                         ZIP
                          MARION                                                     IA                       52302
                     ---------------------------------------------------------------------------------------------------------------
                     PREFIX        ACCOUNT NUMBER         FC NO.                   CHECK APPROPRIATE BOX: [ ] TAX I.D.  [ ] S.S.N.
                     41            15192026               EI07                     522040126
                     ---------------------------------------------------------------------------------------------------------------

MONEY MARKET         [x] Money-Market Portfolio            [ ] Government Securities Portfolio      [ ] Tax Exempt Portfolio
FUND PORTFOLIO       [ ] New York Tax-Exempt Portfolio     [ ] California Tax-Exempt Portfolio

PLEASE INDICATE      THE GOVERNMENT SECURITIES PORTFOLIO WILL AUTOMATICALLY BE SELECTED IF YOU DO NOT INDICATE YOUR CHOICE.
YOUR CHOICE.         [x] MARGIN: MARK THIS BOX IF THIS ENTITY IS NOT PERMITTED TO HAVE A MARGIN ACCOUNT (Pension Plans, Profit-
                     Sharing plans and Investment Clubs are not eligible for Margin) OR, IF YOU DO NOT WANT MEDALLION PRIVATE CREDIT
                     LINE PRIVILEGES (NO OVERDRAFT PROTECTION WILL BE PROVIDED).

ACCOUNT PLAN         [ ] STANDARD PACKAGE (no annual fee)     [ ] PLATINUM PACKAGE ($35 annual fee)     [x] BASIC PACKAGE (no annual
DESCRIPTIONS             Includes an initial supply of 40         Includes an initial supply of 200         fee)
                         complimentary personal-style             complimentary personal-style              No checkwriting
NON-CORPORATE/           checks.                                  checks.                                   No ATM debit card
NON-PROFIT, PENSION      Do you prefer corporate-style            Do you prefer corporate-style
AND PROFIT-SHARING       checks?                                  checks?
PLANS, ESTATES AND       [ ] yes (additional fee)  [ ] no         [ ] yes (additional fee)  [ ] no
INVESTMENT CLUBS         Do you want an ATM debit card?           Two Visa Check cards will be issued. (UP TO TWO ADDITIONAL CARDS
ARE NOT ELIGIBLE         [ ] yes      [ ] no                      $35)
FOR ATM OR VISA                                                   Mother's maiden name (identity safeguard) _____________________
CHECK CARD                                                        Primary cardholder date of birth _____ / _____ / _____

TAX CERTIFICATION & SIGNING INSTRUCTIONS

INSTRUCTIONS - The undersigned must cross out item (2) if he/she has been notified by the IRS that he/she is currently subject to backup withholding as a result of failure to report all interest or dividends. By signing this Agreement, I also state that I become subject to backup withholding following the opening of my account I will notify you in writing.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement, and payments other than interest and dividends).

SIGNING INSTRUCTIONS: By signing this Agreement, the undersigned "Institution" and all individuals authorized to act on behalf of it (collectively the "undersigned") acknowledge that they have received a copy of and read, understand, and agree to the accompanying Medallion Agreement Terms and Conditions and acknowledge receipt of a Cash Resource Trust Prospectus.

Specifically, with respect to the persons authorized to give any instructions on behalf of this Account, the undersigned represent that, at a duly called meeting of the undersigned Institution or in its governing instrument, as applicable, the individuals signing below in Section 1 are authorized to give any and all instructions with respect to this Medallion Agreement,* and those signing Section 2 are specifically authorized to issue and sign Medallion Account Checks on behalf of the Institution. The undersigned agrees that FCC may rely on this list of authorized names until FCC has received written notice from the undersigned revoking, changing or adding authorized persons in accordance with the notice provisions in the accompanying Terms and Conditions.

In Section 1, all Fiduciaries of Trusts, Estates, Pension and Profit Sharing Plans and general partners of Partnerships must sign.
For Corporations and all other organizations, the President and Secretary (for those with equivalent titles) must sign along with any other officer(s) authorized to give instructions on behalf of the Account. *If the Account has authorized an Investment Advisor,
Plan Administrator or other third party to give trading or other instructions, please provide a copy of such authorization.

THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE AGREEMENT'S TERMS AND CONDITIONS CONTAIN A PRE-DISPUTE ARBITRATION CLAUSE AND
ACKNOWLEDGE RECEIPT OF A COPY OF THOSE TERMS AND CONDITIONS.

If requested, does client want us to provide clients account name and address to an issuer in which we hold securities in street name? SEC Rule 14b-1 prohibits such issuer from using the name and address for any purpose other than corporate communications.
[ ] Yes  [ ] No

AUTHORIZING SIGNATURE(S) AND TITLE(S)

SECTION 1 - ACCOUNT CONTROL: Those authorized to establish and control accounts and VISA Check Cardholders (all applicable individuals must sign). Two authorized persons are required to sign below in order to effect any type of transaction on this account.

-----------------------------------------------------------------  -----------------------------------------------------------------
SIGNATURE & TITLE 1                                                SIGNATURE & TITLE 3                   [ ] CHECK FOR ADDITIONAL
     /s/ CONNIE J. EICHER  -- Accounting Admin                                                               VISA CHECK CARD
-----------------------------------------------------------------  -----------------------------------------------------------------
PRINT NAME & TITLE  Connie J. Eicher/ACCT ADMIN  DATE  07/13/01    PRINT NAME & TITLE                               DATE
                   ----------------------------      ------------                     ----------------------------      ------------
-----------------------------------------------------------------  -----------------------------------------------------------------
SIGNATURE & TITLE 2                                                SIGNATURE & TITLE 4                   [ ] CHECK FOR ADDITIONAL
     /s/ DANIEL P. WEGMANN                                                                                   VISA CHECK CARD
-----------------------------------------------------------------  -----------------------------------------------------------------
                    DANIEL P. WEGMANN/
PRINT NAME & TITLE  CONTROLLER PLANNING, INC.    DATE  07/13/01    PRINT NAME & TITLE                               DATE
                   ----------------------------      ------------                     ----------------------------      ------------

SECTION 2 - CHECK SIGNATURES: (as they will appear on checks) All authorized persons must sign; Indicate number required to sign
each check: [ ] 1   [ ] 2   [ ] 3 [ ]
-----------------------------------------------------------------  -----------------------------------------------------------------
SIGNATURE                                                          SIGNATURE

-----------------------------------------------------------------  -----------------------------------------------------------------
PRINT NAME & TITLE                               DATE              PRINT NAME & TITLE                               DATE
                   ----------------------------      ------------                     ----------------------------      ------------
-----------------------------------------------------------------  -----------------------------------------------------------------
SIGNATURE                                                          SIGNATURE

-----------------------------------------------------------------  -----------------------------------------------------------------
PRINT NAME & TITLE                               DATE              PRINT NAME & TITLE                               DATE
                   ----------------------------      ------------                     ----------------------------      ------------

Accounts carried by First Clearing Corporation, member New York Stock Exchange and SIPC.

0000 543292 (100/pkg Rev 03)